DELAWARE VIP TRUST

Delaware VIP REIT Series

Supplement to the Series' Prospectuses
dated May 1, 2003

The following replaces the information in the section of the Prospectuses titled "Portfolio managers":

Portfolio manager
Damon J. Andres has primary responsibility for making day-to-day investment decisions for the Delaware VIP REIT Series. Mr. Andres has been managed the Series since 1998.

Damon J. Andres, Vice President/Portfolio Manager, earned a BS in Business Administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA charterholder.

This Supplement is dated September 17, 2003.